Exhibit 99

Principal Financial Group, Inc.

Investor Conference

December 3, 2009

WE'LL GIVE YOU AN EDGE℠

Tom Graf

Senior Vice President & Investor Relations Officer


Principal®

Use of Non-GAAP Financial Measures

A non-GAAP financial measure is a numerical measure of performance, financial position, or cash flows that includes adjustments from a comparable financial measure presented in accordance with U.S. GAAP.

The company uses a number of non-GAAP financial measures that management believes are useful to investors because they illustrate the performance of the company's normal, ongoing operations which is important in understanding and evaluating the company's financial condition and results of operations. While such measures are also consistent with measures utilized by investors to evaluate performance, they are not a substitute for U.S. GAAP financial measures. Therefore, in the back of the handouts, the company has provided reconciliations of the non-GAAP financial measures to the most directly comparable U.S. GAAP financial measure. The company adjusts U.S. GAAP financial measures for items not directly related to ongoing operations. However, it is possible that these adjusting items have occurred in the past and could recur in the future. Management also uses non-GAAP financial measures for goal setting, to determine employee and senior management awards and compensation, and to evaluate performance on a basis comparable to that used by investors and securities analysts.

The company also uses a variety of other measures not considered to be non-GAAP financial measures. These are operational measures and do not have U.S. GAAP counterparts. Assets under management is an example of an operational measure.

Principal® Financial Group

Forward Looking Statements

Certain statements made by the company which are not historical facts may be considered forward-looking statements, including, without limitation, statements as to sales targets, sales and earnings trends, and management's beliefs, expectations, goals and opinions. The company does not undertake to update these statements, which are based on a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Future events and their effects on the company may not be those anticipated, and actual results may differ materially from the results anticipated in these forward-looking statements.

The risks, uncertainties and factors that could cause or contribute to such material differences are discussed in the company's annual report on Form 10-K for the year ended December 31, 2008, and in the company's quarterly report on Form 10-Q for the quarter ended September 30, 2009, filed by the company with the Securities and Exchange Commission, as updated or supplemented from time to time in subsequent filings. These risks and uncertainties include, without limitation: adverse capital and credit market conditions that may significantly affect the company's ability to meet liquidity needs, access to capital and cost of capital; a continuation of difficult conditions in the global capital markets and the general economy that may materially adversely affect the company's business and results of operations; the actions of the U.S. government, Federal Reserve and other governmental and regulatory bodies for purposes of stabilizing the financial markets might not achieve the intended effect; the risk from acquiring new businesses, which could result in the impairment of goodwill and/or intangible assets recognized at the time of acquisition; impairment of other financial institutions that could adversely affect the company; investment risks which may diminish the value of the company's invested assets and the investment returns credited to customers, which could reduce sales, revenues, assets under management and net income; requirements to post collateral or make payments related to declines in market value of specified assets may adversely affect company liquidity and expose the company to counterparty credit risk; changes in laws, regulations or accounting standards that may reduce company profitability; fluctuations in foreign currency exchange rates that could reduce company profitability; Principal Financial Group, Inc.'s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and regulatory restrictions on the ability of subsidiaries to pay such dividends; competitive factors; volatility of financial markets; decrease in ratings; interest rate changes; inability to attract and retain sales representatives; international business risks; a pandemic, terrorist attack or other catastrophic event; and default of the company's re-insurers.

Principal Financial Group

Larry Zimpleman

Chairman, President & Chief Executive Officer


Principal

Overview

- Strategic Update
- Evolution of Our Businesses
- Growth Drivers
  - U.S.AA - Accumulation
  - Principal Global Investors
  - Principal International
- Focus on Fundamentals
- Delivering on Promises

Strategic Update

Defining characteristics of The Principal®

Strong Growth Profile	• Competitive advantages and market leadership • High growth/high return fee-based businesses • Strong recurring deposits • Proven ability to execute
Disciplined Risk Management	• Business and asset diversification • High financial strength ratings • Prudent product design & management • Expense initiatives • Strong liquidity and asset/liability management

Principal Financial Group

Fundamental forces continue to drive change


The Government
Core benefit programs in trouble
Employees
Quickly approaching retirement age
Costs of benefits making U.S. companies less competitive
Employers

"Era of Personal Responsibility"

Principal Financial Group

Market trends create opportunity

Core trends remain:

Personal Responsibility

Retiring Baby Boomers

Globalization of Retirement Systems

Opportunities:

- To meet the changing financial security and benefits demands of an aging workforce
- To manage assets appropriate for retirement and other long-term investment strategies
- To meet increasing demand for retirement income management solutions
- To leverage U.S. expertise in high-potential markets in Asia and Latin America

Principal Financial Group

Our strategy remains compelling:

The Principal is positioned to capitalize

- Deepen **SMB market penetration**
- Deliver **complete retirement solutions** within comprehensive employee benefits package
- Extend retirement leadership to **capture retail rollover opportunities**
- Capitalize on **global asset management expertise**
- Leverage **retirement leadership/expertise** in select **international markets**

Principal Financial Group

Evolution of Our Businesses

Change in AUM mix illustrates evolution to asset management and accumulation

Total Company AUM


12/31/2001
46%
34%
8%
8%
4%
$98B*
12/31/2005
30%
28%
13%
21%
8%
$195B
9/30/2009
23%
16%
24%
26%
11%
$280B
2014E
13%
20%
19%
31%
17%
General Account
Separate Account
Mutual Funds
Non-affiliated
Principal International

*12/31/2001 numbers have been restated to reflect disposition of BT and PRMI

Principal Financial Group

Evolution of operating earnings illustrates power of growth engines

Total Company OE*


27%
35%
38%
12/31/2001
17%
51%
32%
12/31/2005
13%
29%
58%
9/30/2009
7%
19%
74%
2014E
Growth Businesses
(primarily fee-based)
Risk Businesses
Guaranteed Businesses

*Excludes from 2001 the mortgage banking operation, which the company divested in 2004; Excludes the corporate segment from all periods; Growth Businesses include Principal Global Investors, Principal International, and the Accumulation businesses within U.S. Asset Accumulation segment; Risk Businesses include Individual Life, Health Insurance, and Specialty Benefits; Guaranteed Businesses include Investment Only and Full Service Payout

Growth Drivers

U.S.AA - Accumulation (U.S.AA – Accum)

Principal Global Investors (PGI)

Principal International (PI)

Total Retirement Suite℠ remains a competitive advantage

	2004	2005	2006	2007	2008	9/30/09 YTD
Total Retirement Suite Sales ($B)	$1.3	$2.1	$3.9	$5.6	$4.8	$2.7
As % of Total FSA* Sales	25%	34%	54%	59%	58%	66%

*Full service accumulation

Principal Financial Group

Uniquely qualified to solve client needs

Total Retirement Suite – Best in Class, Proprietary Solutions

Defined Contribution (DC)

- **#1 provider** of bundled 401(k) plans[1]
- **$87.5 B** in DC assets, including **$5.2 B** in 403(b) assets[2]

Defined Benefit (DB)

- **#1 provider** of DB plans[3]
- DB services to **1,410** full service retirement clients[2]

ESOP

- **#1 provider** of ESOP plans[4]
- Administrative services to more than **780 companies** covering **460,000 participants**[2], including services for **42 of the nation's top 100 majority owned ESOP** companies[5]

Non Qualified (NQ)

- **#1 ranked** deferred compensation plan recordkeeper[6]
- Serving over **4,100** clients nationwide with nearly **56,000** participants[2]

[1]Spectrem Group Analysis of fully-bundled 401(k) plans, 2008, [2]Internal research as of 9/30/09, [3]Investment Advisor Magazine, 11/09, [4]PLANSPONSOR 6/08, [5]National Center for Employee Ownership (NCEO), May 2009, [6]PLANSPONSOR 12/08 (based on number of plans record-kept).

Principal Financial Group

Alliances continue to generate strong sales

Expanding relationships position the company for future sales growth

◆Added approximately 50,000 new intermediaries since 2001◆

	2001	2008	CAGR	9/30/09 YTD
Alliance Sales	$0.4 B	$4.2 B	40%	$2.7 B
Total FSA Sales	$3.3 B	$8.3 B	14%	$4.0 B

Wirehouses	Planners/ Independent B/Ds	Insurance Producers	Bank, B/Ds and Marketers
MorganStanley SmithBarney	RAYMOND JAMES; NRP	NFP National Financial Partners; Northwestern Mutual Financial Network	Wells Fargo Advisors; Bank of America

Principal Financial Group

Diversified approach positions us for continued growth

- $100 billion of pension client assets under management (as of 09/30/09)
- Manage assets for 12 of the top 25 U.S. pension funds[1]
- Clients in 53 countries (as of 09/30/09)

39% increase in number of pension clients


210
292
12/30/06
09/30/09

Projected annual U.S. DB asset growth rate of 3.25-3.75% through 2014[3]

Sovereign Wealth Fund Client AUM[2]
in USD Millions


$2,635
CAGR
62%
$697
12/30/06
09/30/09

Projected annual asset growth rate of 11% through 2015[4]

[1]Principal Global Investors and *Pensions & Investments* "P & I 1,000" report on largest pension plans, January 26, 2009; [2]Includes central banks and supranationals; [3] RRI Market Monitor Series Reports (June 09); [4] IFSL Research (March 09)

Principal Financial Group

Proven boutique strategy

Boutique	Year Acquired	Asset Class Specialty	09/30/09 AUM	AUM CAGRs*
SPECTRUM Asset Management	2001	Preferreds	$9.2B	32%
Post Advisory Group	2003	High yield Fixed Income	$9.2B	27%
MORLEY FINANCIAL SERVICES, INC.	2007	Stable Value	$15.7B	15%
	2005	Growth Equities	$14.6B	39%

*Compounded annual growth rate from date of purchase through 12/31/08

Principal Financial Group

Strategic international footprint delivers exceptional growth

Assets Under Management
in USD Billions


36.3*
31.4
5-yr CAGR
28%
9.1
09/30/04
09/30/09

Operating Earnings
Trailing Twelve Months
in USD Millions


97.8
5-yr CAGR
22%
37
09/30/04
09/30/09

Number of Customers
in Millions


9.9
5-yr CAGR
14%
5.2
12/31/03
12/31/08

*Includes $4.9 billion of CCB Principal Asset Management AUM not reported in segment AUM due to Principal Financial Group's ownership position in this JV.

Principal Financial Group

Brasilprev

Banco do Brasil

- #1 in Latin America by assets
- #1 in deposits and customers (53 million)
- Largest footprint (17,234 points of service; 4,958 branches; 104,139 employees)
- Inclusion of former Nossa Caixa Bank and Banco Votorantim networks increases branches and point of sale outlets roughly 15%

Brasilprev

- AUM $13.8B as of 9/30/09
- 42% CAGR (5-yr) for AUM
- 23% CAGR (5-yr) for OE
- Memorandum of Understanding to extend joint venture 23 years – includes exclusive distribution arrangement

Deposit Growth of Private Pension Plans*
Change YTD Aug '08 vs. YTD Aug '09


62.1%
15.4%
8.6%
0.5%
Brasilprev
Market
Itau
Bradesco

*SOURCE: **Superintendencia de Seguros Privados, Quantum, Valor Economico** (PGBL and VGBL deposits)

CCB Principal Asset Management

China Construction Bank (CCB)*

- 2nd largest bank in China (by assets)
- 13,400 branches; 2,198 personal financial centers; 109 wealth management centers

CCB Principal Asset Management

- 97% CAGR (3-yr) for AUM**
  - Launched equity fund in Q4 2009 with $800M in AUM
- Exploring additional opportunities:
  - Separate account wealth management mandates
  - International mutual funds
  - Pension Enterprise Annuities
  - Qualified Domestic Institutional Investor (QDII)


AUM for Joint Venture
(in USD Billions)
1.6
3.8
4.6
4.9
12/31/06
12/31/07
12/31/08
09/30/09

*SOURCE: CCB Interim annual report (06/30/09). **9/30/06 through 9/30/09.

Focus on Fundamentals

Experience and discipline lessen impact of a challenging environment

Prior to the crisis

Ongoing discipline limits exposure in:

- Liabilities
  - Variable annuities*
  - Puttable GICs
- Assets
  - Subprime residential mortgages
  - Below investment grade
  - Securities lending

During the downturn

- Expense actions
- Scaling back Investment Only
- Liquidity building
- Repositioning the investment portfolio
- Capital raises

Positioning for the rebound

- Maintain discipline
- Continued expansion of DC alliances
- Renewal and build-out of international businesses
- Opportunities for expansion of boutique strategy

*With guaranteed benefits.

Principal Financial Group

Disciplined Portfolio Management:

No losses from forced selling

- Asset/liability management
- Liquidity management
- Intent and ability to hold to maturity


Volatility of unrealized losses reflects market dislocation
$40
$30
$20
$10
$0
Book Value Per Share
$4
$2
$0
($2)
($4)
($6)
($8)
Net Unrealized Gain(Loss) $B
03/31/08
12/31/08
09/30/09
Net Unrealized Losses
BV/Share Incl OCI
BV/Share xOCI

U.S. Real Estate capital markets in recovery

Material improvement in pricing and liquidity in three of four quadrants

Public Equity (REITs)

- Share price up > 100% from March trough*
- Trading above NAV for first time in > 2 years

Public Debt (CMBS)

- Spreads narrow dramatically
- Recent IRS guidance gives special servicers more flexibility to modify loans before delinquency

Private Debt

- Loan delinquencies continue to rise but life insurance delinquencies remain low
- Dramatic spread narrowing, especially on conservative, well-leased loans under $50 million

Private Real Estate Equity

- Still in downward price correction mode, but getting closer to bottom
- Cap rate expansion largely over; further pressure on values, if any, due to decline in property income
- Significant capital being assembled to buy distressed property in 2010

*Based on MSCI US REIT Index

Principal Financial Group

Delivering on Promises

Bottom line:
Our focused execution delivers…

$782M* operating earnings

$440M* net income

…despite the headwinds of some of the worst conditions in decades.

*For trailing twelve months ended September 30, 2009

Principal Financial Group

Delivering on our promises

	'01	'08	CAGR ('01-'08)	Long-term target:* (average annual growth)
Operating Earnings[1] ($M)	$562	$943	8%	10-12%
Wtd. Avg. Shares (M)[2]	362	261	-5%	
EPS[2]	$1.55	$3.61	13%	11-13%
AUM ($B)[1]	$98	$247	14%	
ROE[3]	8.6%[4]	14.2%	+80 bps[5]	+50 bps
S&P 500	1,148	903	-3.4%	8%**

11.4%

NOTE: Data in tables throughout presentation have generally been rounded; calculations based on un-rounded financial supplement data. [1]Excludes discontinued operations; [2]Diluted; [3]Operating return on average equity excluding other comprehensive income, based on trailing 12 month period; [4] 2001 has not been restated for SFAS No.160 *Noncontrolling Interests in Consolidated Financial Statements – an Amendment of Accounting Research Bulletin No. 51*; [5]Average growth in bps per year. * Assumes long-term equity market performance improvement of roughly 2% per quarter. **Total return.

Principal Financial Group

Share price does not reflect
Value built since IPO

	12/31/01	9/30/09	% Change since IPO
Customers (M)	13.0	18.6	+43%
Operating Earnings ($M)	**$562**	**$782***	**+39%**
AUM ($B)	$98	$280	+186%
Annual dividend to common stockholders	$0.25	$0.50	+100%
Share price	**$24.00**	**$27.39**	**+14%**

*For trailing twelve months ended September 30, 2009

Principal Financial Group

Long-term financial targets remain achievable

EPS — 11 – 13% average annual growth in EPS

ROE — 50 basis points average annual ROE improvement

Assumes long-term equity market performance improvement of roughly 2% per quarter.

Principal Financial Group

Compelling Strategy + Effective Execution =

Strong long-term growth

- Trends continue to create meaningful growth opportunities
- The Principal – strongly positioned to capitalize on trends
  - Special expertise in serving SMB market
  - Retirement focus
  - Strong distribution focused on independent advisors
  - Global asset management expertise
  - Retirement leadership/expertise in select international markets
- Execution drives exceptional financial performance over long term

Principal Financial Group

Terry Lillis

Senior Vice President & Chief Financial Officer


Principal

Navigating Uncertain Times
through earnings diversification

% of Operating Earnings*
9 months ended 09/30/09


Latin America & Asia 11%
U.S. Insurance 29%
Global Asset Mgmt 4%
U.S. Guaranteed 13%
U.S. Accumulation 43%

*Excludes Corporate segment.

Principal Financial Group

Navigating Uncertain Times
through a diversified asset mix

One Possible Loss Scenario*


$500
$400
$300
$200
$100
$0
millions
2006
2007
2008
2009
2010
2011
2012
Size of Portfolio
Bonds = $30.7B
CM = $10.4B
CMBS/CDO = $5.4B

Source: 3Q09 earnings release materials. Portfolio sizes are amortized cost as of 9/30/2009. Losses are on an after-tax basis. *Scenario includes Corporate Bonds, Commercial Mortgages (CM), and Commercial Mortgage Backed Securities (CMBS)/Collateralized Debt Obligations (CDO)

Navigating Uncertain Times

through liquidity management

- **Company increased liquidity position by $4 billion over the six quarters ended 9/30/09**
- **Managed holding company liquidity**
  - Retired $441 million debt that matured August 2009
  - Next significant debt maturity is in 2014
- **Redeploying cash into longer-term, higher yielding strategies**
  - Maintain strong liquidity position ($7.3 billion as of 9/30/09)
  - Reduced cash & cash equivalents by $1 billion in 3Q09
  - Expect to reduce cash an additional $1 billion over next three to six months
- **Normal actual asset and liability cash flows over past nine months**
  - We managed to a panic/stressed environment

Principal Financial Group

Navigating Uncertain Times
through capital management

- **Excess capital of $1.5 billion at 9/30/09 (after paying off long-term debt obligation)**
  - $1.9 billion capital raise in May 2009
  - $441 million debt maturity in August 2009
- **Solid earnings over trailing twelve months ending 9/30/09**
  - $782 million of Operating Earnings
  - $440 million of Net Income
- **Expense initiatives reduced 2009 expense run-rate by $350-$400 million**
- **Scaled back Investment Only business by $5 billion over trailing twelve months**
  - Released over $200 million in capital

Principal Financial Group

Outlook

Market performance key driver of AUM growth

S&P Price Performance


S&P 500 Index Closing Price
1,500
1,400
1,300
1,200
1,100
1,000
900
800
700
600
500
01/02/2008, 1447.2
2008 S&P Mean = 1227
-22%
03/09/2009, 676.5
2009 S&P Mean = 960E
+20%
2010 S&P Mean = 1150E
12/31/2010, 1186E
2008
2009
2010

2010 Outlook

2010 Outlook

Q&A Session

Please remain connected to this webcast to hear the Q&A discussion with senior management.

- **If you would like to ask a question, call this number:**

  866-374-1609 (US & Canadian callers)

  706-643-7701 (International callers)

- **The operator will ask for the Conference ID: 43807038**
- **Press *1 on the telephone keypad to be placed in the queue.**

NOTE: Please mute your computer speakers before asking your question. This prevents audio feedback.

Principal Financial Group

Q&A Panel

Dial in: 800-374-1609 (Domestic)
706-643-7701 (International)
43807038 Conference ID



Larry Zimpleman



Terry Lillis



Dan Houston



Jim McCaughan



Tim Minard



Ellen Lamale



Julia Lawler



Norman Sorensen



Deanna Strable

Principal Financial Group

Principal Financial Group, Inc.
Non-GAAP Financial Measures
(in millions, except as indicated)

	For the three months ended,						
	30-Sep-09	30-Jun-09	31-Mar-09	31-Dec-08	30-Sep-08	30-Jun-08	31-Mar-08
Book Value Per Common Share x-OCI:							
Book value x-OCI	$ 26.34	$ 25.75	$ 26.65	$ 26.39	$ 26.84	$ 26.45	$ 25.75
Net unrealized capital losses	(2.67)	(7.67)	(15.90)	(16.08)	(7.58)	(3.49)	(2.01)
Foreign currency translation	(0.18)	(0.20)	(0.60)	(0.67)	0.07	0.27	0.38
Net unrecognized post-retirement benefit obligations	(1.64)	(1.69)	(2.12)	(2.19)	0.23	0.24	0.24
Book value per common share including OCI	$ 21.85	$ 16.19	$ 8.03	$ 7.45	$ 19.56	$ 23.47	$ 24.36

	For the trailing twelve months,	For the twelve months ended,	
	30-Sep-09	31-Dec-08	31-Dec-01
Operating Earnings:			
Operating earnings	$ 782.2	$ 942.7	$ 561.9
Net realized capital losses	(343.5)	(505.3)	(306.6)
Other after-tax adjustments	1.6	(12.3)	103.5
Net income available to common stockholders	$ 440.3	$ 425.1	$ 358.8
Diluted Earnings Per Share Available to Common Stockholders			
Operating earnings		$ 3.61	$ 1.55
Net realized capital losses		(1.93)	(0.85)
Other after-tax adjustments		(0.05)	0.29
Net income available to common stockholders		$ 1.63	$ 0.99
Stockholders' Equity x-OCI Available to Common Stockholders*			
Total stockholders' equity x-OCI available to common stockholders		$ 6,938.9	$ 6,672.8
Net unrealized capital gains (losses)		(4,170.8)	420.3
Foreign currency translation		(173.5)	(272.8)
Net unrecognized post-retirement benefit obligations		(567.3)	-
Preferred stock, at par		0.1	-
Paid-in capital - preferred stock		541.9	-
Total stockholders' equity		$ 2,569.3	$ 6,820.3
Operating Earnings ROE (x-OCI)*			
Total operating earnings ROE (x-OCI)		14.2%	8.6%
Net realized capital gains (losses)		-7.6%	-4.7%
Other after-tax adjustments		-0.2%	1.6%
Net income ROE available to common stockholders (x-OCI)		6.4%	5.5%
Net unrealized capital gains (losses)		2.7%	-0.2%
Foreign currency translation		0.1%	0.2%
Net unrecognized post-retirement benefit obligations		0.5%	0.0%
Net income ROE available to common stockholders (including OCI)		9.7%	5.5%

* - 2001 was not restated for SFAS No. 160, *Noncontrolling Interests in Consolidated Financial Statements - an Amendment of Accounting Research Bullentin No. 51*.